                                                                    EXHIBIT 99.1

PRO FORMA FINANCIAL INFORMATION PRESENTING WILLIAMS ENERGY PARTNERS
     AND TEXAS GAS TRANSMISSION CORPORATION AS DISCONTINUED OPERATIONS

     As previously announced on February 20, 2003, Williams reported it intended to offer for sale its general partner and limited partner interests in Williams Energy Partners and its 5,800-mile Texas Gas pipeline system. In April 2003, Williams' Board of Directors approved resolutions that authorized management to execute and deliver, in the name of the sellers, agreements for the sales of the above mentioned businesses. The following unaudited pro forma financial information is included to supplement Williams' previously issued consolidated statements of operations and balance sheets included in Williams' Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, to present the operations of Williams Energy Partners and Texas Gas as discontinued operations. The combined revenues of these operations previously included in consolidated revenues as reported in Williams' Quarterly Report on Form 10-Q were $187.4 million and $168.9 million for the three months ended March 31, 2003 and 2002, respectively, and the combined net loss of these entities previously included in income (loss) from continuing operations was $27.2 million for the three months ended March 31, 2003 and the combined net income of these entities previously included in income (loss) from continuing operations was $38.7 million for the three months ended March 31, 2002. The unaudited pro forma consolidated statement of operations does not reflect any potential gain or loss related to the expected sales. Consistent with Williams' previously issued consolidated financial statements, other assets and/or businesses are also reported as discontinued operations, those being Kern River, Central, soda ash mining operations, Mid-America and Seminole pipelines, Midsouth refinery and related assets, Williams travel centers, and bio-energy facilities.

     For comparative purposes, income (loss) from continuing operations as reported in Williams' Form 10-Q was a loss of $57.7 million for the three months ended March 31, 2003 and income of $98.4 million for the three months ended March 31, 2002. Additionally, the reported income from discontinued operations was $4.5 million and $9.3 million for the three months ended March 31, 2003 and 2002, respectively.

     The unaudited pro forma financial information on the following pages should be read in conjunction with the historical financial statements and notes thereto included in the Williams Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003 and other information filed with the Securities and Exchange Commission.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                                                                Three months
(Dollars in millions, except per-share amounts)                                                ended March 31,
                                                                                       ------------------------------
                                                                                          2003                2002
                                                                                       -----------        -----------
Revenues:
   Energy Marketing & Trading                                                          $   3,781.5        $     340.9
   Gas Pipeline                                                                              323.3              305.0
   Exploration & Production                                                                  266.4              227.7
   Midstream Gas & Liquids                                                                 1,133.2              400.0
   Petroleum Services                                                                        239.7              187.5
   Other                                                                                      14.0               16.8
   Intercompany eliminations                                                                (585.3)             (24.8)
                                                                                       -----------        -----------
     Total revenues                                                                        5,172.8            1,453.1
                                                                                       -----------        -----------
Segment costs and expenses:
   Costs and operating expenses                                                            4,764.1              742.9
   Selling, general and administrative expenses                                              130.0              141.2
   Other expense - net                                                                         7.6                 .3
                                                                                       -----------        -----------
     Total segment costs and expenses                                                      4,901.7              884.4
                                                                                       -----------        -----------
General corporate expenses                                                                    22.9               38.2
                                                                                       -----------        -----------

Operating income (loss):
   Energy Marketing & Trading                                                               (130.5)             273.0
   Gas Pipeline                                                                              149.4              115.2
   Exploration & Production                                                                  124.0              106.7
   Midstream Gas & Liquids                                                                   110.1               52.7
   Petroleum Services                                                                         18.5               22.6
   Other                                                                                      (0.4)              (1.5)
   General corporate expenses                                                                (22.9)             (38.2)
                                                                                       -----------        -----------
     Total operating income                                                                  248.2              530.5
Interest accrued                                                                            (358.2)            (204.0)
Interest capitalized                                                                          11.9                4.9
Interest rate swap income (loss)                                                              (2.8)              10.2
Investing income (loss)                                                                       46.4             (216.4)
Minority interest in income and preferred returns
   of consolidated subsidiaries                                                               (3.5)             (12.0)
Other income (expense) - net                                                                  22.0               (5.2)
                                                                                       -----------        -----------
Income (loss) from continuing operations before
   income taxes and cumulative effect of change
   in accounting principles                                                                  (36.0)             108.0
Provision (benefit) for income taxes                                                          (5.5)              48.3
                                                                                       -----------        -----------
Income (loss) from continuing operations                                                     (30.5)              59.7
Income (loss) from discontinued operations                                                   (22.7)              48.0
                                                                                       -----------        -----------
Income (loss) before cumulative effect of change in accounting principles                    (53.2)             107.7
Cumulative effect of change in accounting principles                                        (761.3)                --
                                                                                       -----------        -----------
Net income (loss)                                                                           (814.5)             107.7
Preferred stock dividends                                                                      6.8               69.7
                                                                                       -----------        -----------
Income (loss) applicable to common stock                                               $    (821.3)       $      38.0
                                                                                       ===========        ===========
Basic and diluted earnings (loss) per common share:

   Loss from continuing operations                                                     $      (.08)       $      (.02)
   Income (loss) from discontinued operations                                                 (.04)               .09
                                                                                       -----------        -----------
   Income (loss) before cumulative effect of change in accounting principles                  (.12)               .07
   Cumulative effect of change in accounting principles                                      (1.47)                --
                                                                                       -----------        -----------
     Net income (loss)                                                                 $     (1.59)       $       .07
                                                                                       ===========        ===========
    Basic weighted-average shares (thousands)                                              517,652            519,224
    Diluted weighted-average shares (thousands)                                            517,652            519,224

                          THE WILLIAMS COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)



(Dollars in millions, except per-share amounts)                                                     March 31,       December 31,
                                                                                                      2003              2002
                                                                                                   ----------       ------------
ASSETS
Current assets:
   Cash and cash equivalents                                                                       $  1,405.9        $  1,652.2
   Restricted cash                                                                                      323.1             102.8
   Accounts and notes receivable less allowance of  $114.3 ($111.2 in 2002)                           2,507.1           2,459.9
   Inventories                                                                                          365.0             427.3
   Energy risk management and trading assets                                                               --             296.7
   Derivative assets                                                                                  7,772.8           5,024.3
   Margin deposits                                                                                      853.5             804.8
   Assets of discontinued operations                                                                    415.6           1,155.0
   Deferred income taxes                                                                                572.9             569.2
   Other current assets and deferred charges                                                            396.5             393.9
                                                                                                   ----------        ----------
        Total current assets                                                                         14,612.4          12,886.1

Restricted cash                                                                                         216.5             188.3
Investments                                                                                           1,510.8           1,475.3

Property, plant and equipment, at cost                                                               16,542.5          16,437.4
Less accumulated depreciation and depletion                                                          (3,733.4)         (3,711.5)
                                                                                                   ----------        ----------
                                                                                                     12,809.1          12,725.9

Energy risk management and trading assets                                                                  --           1,821.6
Derivative assets                                                                                     2,415.2           1,865.1
Goodwill                                                                                              1,060.2           1,060.2
Assets of discontinued operations                                                                     2,071.4           2,222.4
Other assets and deferred charges                                                                       746.7             743.6
                                                                                                   ----------        ----------
        Total assets                                                                               $ 35,442.3        $ 34,988.5
                                                                                                   ==========        ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable                                                                                   $    967.6        $    934.8
   Accounts payable                                                                                   1,912.2           2,000.0
   Accrued liabilities                                                                                1,255.5           1,411.3
   Liabilities of discontinued operations                                                               351.3             466.9
   Energy risk management and trading liabilities                                                          --             244.4
   Derivative liabilities                                                                             7,807.5           5,168.3
   Long-term debt due within one year                                                                 2,214.5           1,082.8
                                                                                                   ----------        ----------
        Total current liabilities                                                                    14,508.6          11,308.5

Long-term debt                                                                                        9,761.4          11,076.7
Deferred income taxes                                                                                 2,799.5           3,353.6
Liabilities and minority interests of discontinued operations                                         1,168.9           1,254.7
Energy risk management and trading liabilities                                                             --             680.9
Derivative liabilities                                                                                2,023.0           1,209.8
Other liabilities and deferred income                                                                   941.2             971.6
Contingent liabilities and commitments
Minority interests in consolidated subsidiaries                                                          86.8              83.7
Stockholders' equity:
   Preferred stock, $1 per share par value, 30 million shares
     authorized, 1.5 million issued in 2003 and 2002                                                    271.3             271.3
   Common stock, $1 per share par value, 960 million shares
     authorized, 520.8 million issued in 2003, 519.9 million
     issued in 2002                                                                                     520.8             519.9
   Capital in excess of par value                                                                     5,186.6           5,177.2
   Accumulated deficit                                                                               (1,710.8)           (884.3)
   Accumulated other comprehensive income (loss)                                                        (48.3)             33.8
   Other                                                                                                (28.1)            (30.3)
                                                                                                   ----------        ----------
                                                                                                      4,191.5           5,087.6
   Less treasury stock (at cost), 3.2 million shares of common stock in 2003 and 2002                   (38.6)            (38.6)
                                                                                                   ----------        ----------
        Total stockholders' equity                                                                    4,152.9           5,049.0
                                                                                                   ----------        ----------
Total liabilities and stockholders' equity                                                         $ 35,442.3        $ 34,988.5
                                                                                                   ==========        ==========